UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2013

GOOD SAM ENTERPRISES, LLC

(Exact name of registrant as specified in its charter)

Commission File No. 000-22852

Delaware	13-3377709
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

250 Parkway Drive, Suite 270 Lincolnshire, IL	60069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 229-6720

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events.

On July 1, 2013, Good Sam Enterprises, LLC (the “Company”) offered to purchase up to $4,950,000 in principal amount of the Company’s outstanding 11.50% Senior Secured Notes due 2016 (the “Notes”).  The offer to purchase was made by the Company as an excess cash flow offer pursuant to the Indenture dated as of November 30, 2010, as amended by the Amendment and Supplement to Indenture dated as of March 2, 2011, pursuant to which the Notes were issued.  The offer to purchase expired on July 29, 2013.  No Holder elected to have its Notes purchased prior to the expiration date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD SAM ENTERPRISES, LLC
(Registrant)

Date: July 30, 2013	/s/ Thomas F. Wolfe
Thomas F. Wolfe
Executive Vice President of Operations/Chief Financial Officer

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